                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-2394                    13-3768097
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

        555 Theodore Fremd Avenue, Rye, New York                   10580
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        (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     /_/  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     /_/  Soliciting material pursuant to rule 15a-12 under the Exchange Act (17
          CFR 240.15a-12)

     /_/  Pre-commencement  communications  pursuant to Rule 15d-2(b)  under the
          Exchange Act (17 CFR 240.15d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 29, 2007,  Handy &  Harman ("H& H"),  a wholly-owned  subsidiary of
WHX Corporation  ("WHX"), and certain of H& H's subsidiaries amended its Loan and
Security Agreement with Wachovia Bank,  National  Association,  for an aggregate principal amount of up to $125,000,000 (the "Working Capital Facility"), and its
Loan and Security  Agreement  with Steel  Partners II, L.P. (the "Tranche B Term
Loan").  The  amendments,  in part, (i) amended the  definition of EBITDA,  (ii)
reset the levels and amended certain of the financial covenants,  (iii) extended the  termination  date of the credit  facilities from March 31, 2007 to June 30,
2008, and (iv) permitted the extension by H& H to WHX of an unsecured loan in the aggregate  principal amount not to exceed  $3,500,000 under certain  conditions.
The amendments also provided for the pledge of 65% of all outstanding securities of Indiana Tube Danmark A/S, a Danish corporation and a wholly-owned  subsidiary of Handy &  Harman International, Ltd., and Protechno, S.A., a French corporation and a  wholly-owned  subsidiary  of  Indiana  Tube  Danmark  A/S.  Finally,  the amendments also provided for waivers of certain events of default existing as of
March 29, 2007.

      Steel  Partners II, L.P. is the beneficial  holder of 5,029,793  shares of
WHX's common stock,  representing  approximately 50% of the outstanding  shares.
Warren  G.  Lichtenstein,  Chairman  of the Board of WHX,  is the sole  managing member of the general  partner of Steel  Partners II, L.P. In addition,  Glen M.
Kassan (Director and Chief Executive  Officer of WHX), John Quicke (Director and
Vice  President of WHX) and Jack L. Howard and Josh Schector  (Directors of WHX)
are employees of Steel Partners, Ltd., an affiliate of Steel Partners II, L.P.

Item 9.01   Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit 99.1    Amendment No. 13 to the Loan and Security Agreement dated
                      as of March 29, 2007 by and among Handy & Harman and
                      its subsidiaries, as borrowers or guarantors, the
                      financial institutions party thereto as lenders and
                      Wachovia Bank, National Association, as agent.

      Exhibit 99.2    Amendment No. 10 the Loan and Security Agreement dated as
                      of March 29, 2007 by and among Handy & Harman and its
                      subsidiaries, as borrowers or guarantors, Steel Partners
                      II, L.P., as lender and agent.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: March 30, 2007                      By: /s/ Robert K. Hynes
                                               ---------------------------------
                                            Name:  Robert K. Hynes
                                            Title: Chief Financial Officer